Exhibit 10.1

Loan No. 1003352

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2013, by and among REALTY INCOME CORPORATION, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)                                 The Credit Agreement is amended by restating the definitions of “Guarantor” and “Secured Indebtedness” contained in Section 1.1. thereof in their entirety as follows:

“Guarantor” means any Person that is a party to the Guaranty as a “Guarantor” and shall in any event include Tau Operating Partnership, L.P. and any Material Subsidiary.

“Secured Indebtedness” means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding at such date and that is secured in any manner by any Lien, and in the case of the Borrower, shall include (without duplication), the Borrower’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.  Indebtedness of the Borrower or a Subsidiary secured solely by a pledge of Equity Interests in one or more Subsidiaries shall not be treated as Secured Indebtedness but shall be treated as Unsecured Indebtedness.

(b)                                 The Credit Agreement is amended by inserting the following definition of “Material Subsidiary” in Section 1.1. thereof in the appropriate alphabetical location:

“Material Subsidiary” means any Subsidiary owing directly, or indirectly through Subsidiaries, assets comprising 15.0% or more of Gross Asset Value in the aggregate.

(c)                                  The Credit Agreement is further amended by restating Section 7.1.(w) thereof in its entirety as follows:

(w)                               Unencumbered Assets. Each of the Properties included in calculations of Unencumbered Asset Value qualifies as an Unencumbered Asset.

(d)                                 The Credit Agreement is further amended by restating Section 8.14. thereof in its entirety as follows:

Section 8.14.  Guarantors.

(a)                                 Requirements to Become a Guarantor.  As soon as available, and in any event within 30 days of the date on which any of the following conditions first applies to any Subsidiary that is not already a Guarantor, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii) and (xiv) of Section 6.1.(a) if such Subsidiary had been required to become a Guarantor on the Agreement Date:

(w)                               such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Borrower or any other Subsidiary of the Borrower;

(x)                                 such Subsidiary (A) owns any asset the value of which is included in the determination of Unencumbered Asset Value and (B) has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness;

(y)                                 such Subsidiary becomes a Material Subsidiary; or

(z)                                  such Subsidiary receives asset from a Loan Party under a transaction permitted under clause (x) or (y) of Section 10.4.(ii).

Notwithstanding the foregoing, subject to compliance with Section 10.10., (A) Crest Net Lease, Inc. and its Deemed Taxable REIT Subsidiaries shall not be required to become Guarantors and (B) upon written notice from the Borrower to the Administrative Agent and the Lenders, the Borrower may designate up to two Taxable REIT Subsidiaries (in addition to Crest Net Lease, Inc.) that shall not, and whose Deemed Taxable REIT Subsidiaries shall not, be required to become Guarantors.

(b)                                 Release of Guarantors.  The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor (other than Tau Operating Partnership, L.P.) from the Guaranty so long as: (i)(A) such Guarantor is not, or simultaneously with its release from the Guaranty will not be, required to be a party to the Guaranty under the immediately preceding subsection (a) or (B) such Guarantor has ceased to be, or simultaneously with its release from the Guaranty will cease to be, a Subsidiary; (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents or waived or consented to by the Requisite Lenders in accordance with the provisions of Section 13.7.; and (iv) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release.  Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(e)                                  The Credit Agreement is further amended by deleting Section 10.1.(j) thereof in its entirety.

(f)                                   The Credit Agreement is further amended by restating clauses (i) and (ii) of Section 10.4. thereof in their entirety as follows:

(i)                                     any Subsidiary may merge with (x) the Borrower so long as the Borrower is the survivor of such merger and (y) any other Subsidiary; provided that if either Subsidiary is a Loan Party, a Loan Party is the survivor of such merger;

(ii)                                  (x) the Borrower may sell, transfer, contribute or otherwise dispose of any of its assets to any Subsidiary that is a Loan Party or will become a Loan Party in accordance with Section 8.14.(a)(z), (y) any Subsidiary that is a Loan Party may sell, transfer, contribute or otherwise dispose of any of its assets to the Borrower or any other Subsidiary that is a Loan Party or will become a Loan Party in accordance with Section 8.14.(a)(z) and (z) any Subsidiary that is not a Loan Party may sell, transfer, contribute or otherwise dispose of any of its assets to the Borrower or any other Subsidiary;

(g)                                  The Credit Agreement is further amended by restating Section 10.9. thereof in its entirety as follows:

Section 10.9.  Transactions with Affiliates.

The Borrower shall not permit to exist or enter into, and shall not permit any other Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower or with any director or senior officer of any Loan Party, except (a) as set forth on Schedule 7.1.(r), (b) transactions entirely among the Borrower, other Loan Parties, Subsidiaries that will become Loan Parties in accordance with Section 8.14.(a)(z) and Wholly Owned Subsidiaries, (c) transactions entirely among Subsidiaries that are not Loan Parties or (d) transactions that are (i) in an amount less than $2,000,000 and are approved by a majority of the members of the Borrower’s board of directors that are not party to the applicable transaction (the

“Disinterested Directors”) or (ii) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, as reasonably determined in good faith by the Disinterested Directors.  Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule if a Default or Event of Default exists or would result from the making of such payment.

(h)                                 The Credit Agreement is further amended by restating Section 10.10. thereof in its entirety as follows:

Section 10.10.  Limitations on Non-Guarantor Subsidiaries.

The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to:

(a)                                 Permit any Taxable REIT Subsidiary (which for the avoidance of doubt will include all Deemed Taxable REIT Subsidiaries of such Taxable REIT Subsidiary) that is not a Guarantor pursuant to the last sentence of Section 8.14(a) to incur any Indebtedness other than (i) Nonrecourse Indebtedness and (ii) Indebtedness owning to a Loan Party;

(b)                                 Make Investments in Crest Net Lease, Inc. and the Crest Net Subsidiaries, including by way of loans, in an aggregate amount exceeding $150,000,000 at any time outstanding; or

(c)                                  Make Investments in any Taxable REIT Subsidiary ((which for the avoidance of doubt will include all Deemed Taxable REIT Subsidiaries of such Taxable REIT Subsidiary) but excluding Crest Net Lease, Inc. and the Crest Net Subsidiaries) that are not Guarantors pursuant to the last sentence of Section 8.14(a), in an aggregate amount in excess of $50,000,000 at any time outstanding.

(i)                                     The Credit Agreement is further amended by restating Section 11.1.(d)(i) thereof in its entirety as follows:

(i)                                     Any Loan Party shall fail to pay when due and payable the principal of, or interest on, any Indebtedness (other than the Loans and Reimbursement Obligations) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value) in each case, individually or in the aggregate with all other Indebtedness as to which such a failure exists, of $70,000,000 or more (“Material Indebtedness”) and such failure shall continue beyond any applicable cure periods; or

Section 2.  Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the release of the Guarantors under Section 3 below, is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)                                 a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)                                 an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Subsidiary required to be Guarantor immediately after giving effect to this Amendment; and

(c)                                  such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Release of Guarantors.  Upon the effectiveness of this Amendment as provided in Section 2 above, the Administrative Agent and the Lenders agree that the Guarantors set forth on Schedule I attached hereto shall be released as Guarantors under the Guaranty.

Section 4.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 Authorization; Execution; Binding Effect.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby.  This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or in equity).

(b)                                 Compliance of Agreement, Etc. with Laws.  The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any material indenture, agreement or other instrument to which any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for the benefit of the Lenders and the Issuing Bank.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)                                 Guarantors.  As of the effective date of this Amendment and after giving effect thereto, no Subsidiary is required to be a Guarantor pursuant to Section 8.14. of the Credit Agreement as amended by this Amendment except for the Subsidiaries set forth on Schedule II attached hereto.

Section 5.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

REALTY INCOME CORPORATION

By:	/s/ Michael R. Pfeiffer
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

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Credit Agreement for Realty Income Corporation]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Dale Northup
	Name:	Dale Northup
	Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Helen Chan
	Name:	Helen Chan
	Title:	Vice President

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Helga Blum
	Name:	Helga Blum
	Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Nigro
	Name:	James Nigro
	Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Johnson
	Name:	Elizabeth Johnson
	Title:	Senior Credit Banker

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Credit Agreement for Realty Income Corporation]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
	Name:	G. David Cole
	Title:	Authorized Signatory

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Credit Agreement for Realty Income Corporation]

UNION BANK, N.A., as a Lender

By:	/s/ Richard Miles
	Name:	Richard Miles
	Title:	Vice President

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Credit Agreement for Realty Income Corporation]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz Armstrong
	Name:	Ahaz Armstrong
	Title:	Assistant Vice President

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Credit Agreement for Realty Income Corporation]

COMPASS BANK, as a Lender

By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darin Mortimer
	Name:	Darin Mortimer
	Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

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RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

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COMERICA BANK, a Texas banking association, as a Lender

By:	/s/ Sam F. Meehan
	Name:	Sam F. Meehan
	Title:	Vice President

SCHEDULE I

Released Guarantors

O CHK, INC.

O ICE, LLC

RI TN 1, LLC

RI TN 2, LLC

RI GA 1, LLC

RI CS1, LLC

RI CS2, LLC

RI CS3, LLC

RI CS4, LLC

RI CS5, LLC

RI SE, LLC   (CA DBA:   RI SOUTHEAST, LLC)

Realty Income Properties 1, LLC

Realty Income Properties 2, LLC

Realty Income Properties 3, LLC

Realty Income Properties 4, LLC

Realty Income Properties 5, LLC

Realty Income Properties 6, LLC

Realty Income Properties 7, LLC

Realty Income Properties 8, LLC

Realty Income Properties 9, LLC

Realty Income Properties 10, LLC

Realty Income Properties 11, LLC

Realty Income Properties 12, LLC

Realty Income Properties 13, LLC

Realty Income Properties 14, LLC

Realty Income Properties 15, LLC

Realty Income Properties 16, LLC

Realty Income Properties 17, LLC

Realty Income Properties 18, LLC

Realty Income Properties 19, LLC

Realty Income Properties  20, LLC (Formerly RI Salem)

Realty Income Properties 21, LLC

Realty Income Properties 22, LLC

Realty Income Properties 23, LLC

Realty Income Properties 24, LLC

Realty Income Properties 25, LLC

Realty Income Illinois Properties 1, LLC

Realty Income Illinois Properties 2, LLC

Realty Income Illinois Properties 3, LLC

Realty Income Illinois Properties 4, LLC

Realty Income Regent Blvd LLC

CRG-CS 2, LLC

CRG-CS Services, LLC

Realty Income Texas Properties 1, LLC

Realty Income Pennsylvania Prop Trust

Realty Income Pennsylvania Prop Trust 2

Natick Beacon Fifth Realty (trust)

Realty Income Trust 1

Realty Income Trust 2

Realty Income Trust 3

RI Trust 1 Holding Company

Realty Income Sub Trust 63

Realty Income Sub Trust 71

Realty Income Sub Trust 319

Realty Income CK1, LLC

Tau Atlantic, LLC

Tau Central, LLC

Tau Midwest, LLC

Tau Northeast, LLC

Tau NY-NJ, LLC

Tau Pennsylvania, L.P.

Tau South, LLC

Tau West, LLC

ARC BFRKWTX001, DST

ARC BFCRWTX001, DST

ARC BFWTFTX001, DST

ARC BFLGCTX001, DST

ARC BFABQNM001, DST

ARC BFALLTX001, DST

ARC JJPLYMA001, LLC

ARC WBPCFL0001 DST

ARC WBPBFL0001 DST

ARC PA-QRS Trust

ARC PA-QRS Trust Member LLC

Tau Pennsylvania General Partner, LLC

American Realty Capital DST I

ARC DSTMBR001, LLC

ARC TRSMBR001 LLC

American Realty Capital DST II

ARC DSTMBR002, LLC

ARC TRSMBR002 LLC

American Realty Capital DST IV

ARC DSTMBR004, LLC

ARC TRSMBR004 LLC

SCHEDULE II

Guarantors Not Being Released

Tau Operating Partnership, L.P.

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of May 31, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Realty Income Corporation (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment, including without limitation, the release of other Guarantors pursuant to Section 3 thereof, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

By:
Name:
Title:

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